UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

BIOTRICITY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOTRICITY INC.

203 Redwood Shores Parkway, Suite 600

Redwood City, California 94065

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 15, 2024

10:00 A.M. PACIFIC TIME

TO THE STOCKHOLDERS OF BIOTRICITY INC.:

The annual meeting of stockholders (the “Meeting”) of Biotricity Inc. (which we refer to as “Biotricity” or the “Company”) will be held at 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, on August 15, 2024 at 10:00 a.m., Pacific Time. At the Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2025;

3.	To approve the issuance of up to $6,600,000 of the Company’s common stock upon the conversion of Series B Convertible Preferred Stock issued in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(c) of Regulation D (“Regulation D”) as promulgated under the Securities Act, without giving effect to Nasdaq’s 20% Rule (the “Nasdaq Proposal”);

4.	To adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Equity Issuance Proposal or the other proposals (the “Adjournment Proposal”).

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock of record at the close of business on July 15, 2024, are entitled to notice of and to vote at the Meeting. A proxy statement containing important information about the meeting and the matters being voted upon appears on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended March 31, 2024, as amended (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.biotricity.com/. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (800) 590-4155.

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at (800) 590-4155.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
President, Chief Executive Officer and Chairman of the Board of Directors

Redwood, California

July [   ], 2024

PLEASE NOTE: The Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the meeting.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1

THE MEETING	7

Date, Time and Place	7
Matters to be Considered	7
Record Date; Shares Outstanding and Entitled to Vote	7
Quorum	7
Vote Required	7
Recommendations of our Board of Directors	8
Common Stock Ownership of Directors and Executive Officers	8
How to Vote Your Shares	8
How to Change Your Vote	8
Counting Your Vote	9

PROPOSAL NO. 1 — ELECTION OF DIRECTORS	10

Proposal	10
Nominees for Directors	10
Required Stockholder Vote and Recommendation of Our Board of Directors	10

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11

Proposal	11
Fees	11
Fees Category	11
Audit Committee	12
Required Stockholder Vote and Recommendation of Our Board of Directors	12

AUDIT COMMITTEE REPORT	13

PROPOSAL NO. 3 — PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF UP TO $6,600,000 OF THE COMPANY’S COMMON STOCK UPON THE CONVERSION OF SERIES B CONVERTIBLE PREFERRED STOCK ISSUED IN A PRIVATE PLACEMENT, WITHOUT GIVING EFFECT TO NASDAQ’S 19.99% EXCHANGE CAP.	14

Proposal	14
Background	14
Why We Need Shareholder Approval	15
Effect of Issuance of Additional Securities	16
Required Stockholder Vote and Recommendation of Our Board of Directors	16
PROPOSAL NO. 4 — ADJOURNMENT PROPOSAL	17

Proposal	17
Required Stockholder Vote and Recommendation of Our Board of Directors	17

DIRECTORS, OFFICERS AND KEY EMPLOYEES	18

CORPORATE GOVERNANCE	19

Code of Ethics	19
Involvement in Certain Legal Proceedings	19
Board Committees	19
Audit Committee	19
Compensation Committee	20
Nominating and Corporate Governance Committee	21
Section 16(a) Beneficial Ownership Reporting Compliance	21
Board Diversity	21

EXECUTIVE COMPENSATION	22

Summary Compensation Table	22
Narrative Disclosure to Summary Compensation Table	22
Employment Agreements	22

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	24

DIRECTOR COMPENSATION	24

TRANSACTION WITH RELATED PERSONS	25

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BIOTRICITY INC.	25

HOUSEHOLDING OF MATERIALS	26

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING	26

OTHER MATTERS	27

ANNUAL REPORT	27

QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of the Company, may have about the Meeting, the proposals being considered at the Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Meeting. As a stockholder, you are invited to attend the Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	When and where is the Meeting?

A:	The Meeting will take place on August 15, 2024, starting at 10:00 a.m., Pacific Time, at 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065.

Q:	Who is entitled to vote at the Meeting?

A:

Only stockholders who our records show owned shares of our common stock and Special Voting Preferred Stock as of the close of business on July 15, 2024, which is the record date for the Meeting (the “Record Date”), may vote at the Meeting. The holders of our common stock have one (1) vote for each share of the Company’s common stock owned as of the Record Date. On the Record Date, we had [  ] shares of common stock outstanding. Additionally, as of the Record Date there was one share of Special Voting Preferred Stock issued and outstanding, which is held by a trustee.

The Company was incorporated on August 29, 2012 in the State of Nevada. iMedical was incorporated on July 3, 2014 under the Canada Business Corporations Act. On February 2, 2016, we completed the acquisition of iMedical and moved the operations of iMedical into Biotricity Inc. through a reverse take-over (the “Acquisition Transaction”). As a result of the Acquisition Transaction, shareholders of the Company who in general terms, were Canadian residents (for the purposes of the Income Tax Act (Canada)) received ninety-seven (97) Exchangeable Shares in the capital of Exchangeco (as hereinafter defined) in exchange for each common share of the Company held.

In connection with the Acquisition Transaction, on February 2, 2016, the Company entered into a Voting and Exchange Trust Agreement (the “Trust Agreement”) with 1061806 B.C. LTD., a corporation existing under the laws of the Province of British Columbia, 1062024 B.C. LTD., a corporation existing under the laws of the Province of British Columbia (“Exchangeco”) and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada (the “Trustee”).

Except as otherwise required by law, the holder of the share of Special Voting Preferred Stock and the holders of the shares of the Company’s common stock vote together as one class on all matters submitted to a vote of shareholders of the Company. The holders of the Exchangeable Shares have voting through the trustee’s voting of the Special Voting Preferred Stock.

The Special Voting Preferred Stock entitles the Trustee to exercise the number of votes equal to the number of Exchangeable Shares outstanding on a one-for-one basis during the term of the Trust Agreement, which sets forth the terms and conditions under which holders of the Exchangeable Shares are entitled to instruct the Trustee as to how to vote during any stockholder meetings of our company.

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The holder of the share of Special Voting Preferred Stock has identical rights as those of the holders of the common stock with respect to notices, reports and the rights to attend all meetings of the Company.

As of the Record Date 160,672 Exchangeable Shares were issued and outstanding.

The Company also had 200 shares of Series A Preferred Stock, which do not have voting rights except as required by applicable law. The Company also had 380 shares of Series B Preferred Stock, which have the right to vote on all matters, subject to certain limitations, as a single class, on an “as converted” basis, using a defined Stated Value of $10,000 per share and a Conversion Price, which is initially a price of $3.50, subject to further adjustments.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share and the share of Special Voting Preferred Stock entitles the holder to a number votes equal to the number of Exchangeable Shares outstanding as of the Record Date.

Q:	What am I being asked to vote on?

A:	You will be voting on the following nine proposals.

●	A proposal to elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

●	A proposal to ratify the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2025.

●	To approve the issuance of shares of up to $6,600,000 of the Company’s common stock upon the conversion of Series B Convertible Preferred Stock issued in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(c) of Regulation D (“Regulation D”) as promulgated under the Securities Act, without giving effect to Nasdaq’s 20% Rule. We refer to this proposal as the “Nasdaq Proposal.”

●	A proposal to adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Equity Plan Proposal or the other proposals being considered at the Meeting. We refer to this proposal as the “Adjournment Proposal.”

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Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director and “FOR” the Nasdaq Proposal and each of the other proposals set forth in the Notice of Annual meeting of Stockholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Meeting.

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Meeting?

A:	A quorum will exist at the Meeting if the holders of record of a majority of the issued and outstanding shares of the Company’s common stock and Exchangeable Shares are present in person or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists.

Q:	Who will tabulate the votes?

A:	The Company has designated a representative of Securities Transfer Corporation as the Inspector of Election who will tabulate the votes.

Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote	Page Number (for more details)

1.	Election of 4 directors.	Plurality of the voting power of the shares present in person or by proxy	10

2.	Ratification of the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2025	Majority of the shares present in person or by proxy	7

3.	Approval of the Nasdaq Proposal	Majority of the shares present In person or by proxy	7

4.	Approval of the Adjournment Proposal	Majority of the shares present in person or by proxy	17

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Q:	What are broker non-votes?

A:	Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2025 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to the ratification of the appointment of SRCO Professional Corporation as our independent registered public accounting firm.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders may vote in person at the Meeting, or by sending a personal representative to the Meeting with an appropriate proxy, or by one of the following methods:

●	By Internet. https://onlineproxyvote.com/BTCY/2024;

●	By Telephone. (469) 633-0101

●	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided;

Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Time, on the day before the meeting date. For more information, please see “The Meeting—How to Vote Your Shares” below.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting. Also, if you wish to vote in person at the Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Meeting.

Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2025 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of SRCO Professional Corporation as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Meeting is called a “proxy statement.” Our Board of Directors has designated Waqaas Al-Siddiq, our Chief Executive Officer and John Ayanoglou, our Chief Financial Officer, with full power of substitution, as proxies for the Meeting.

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Q:	If a stockholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:	A quorum will exist at the Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Meeting are present in person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Meeting.

Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), (ii) advise our Secretary at our principal executive offices (203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Meeting) or (iv) attend the Meeting and vote your shares in person. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	If I want to attend the Meeting, what should I do?

A:	If you wish to attend, you should come to 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, at 10:00 a.m., Pacific Time, on August 15, 2024. Stockholders of record as of the Record Date for the Meeting can vote in person at the Meeting. If your shares are held in “street name,” then you must ask your broker, bank or other nominee how you can vote at the Meeting. In order to enter the Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport. Please note that since a street name stockholder is not the holder of record, you may not vote your shares in person at the Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Even if you plan to attend the Meeting in person, we encourage you to complete, sign, date and return a proxy card or vote electronically over the Internet or via telephone to ensure that your shares will be represented at the Meeting. If you attend the Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. Please note that no management presentations or other matters are planned for the Meeting, except as described in this proxy statement.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

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Q:	What is “householding”?

A:	We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (800) 590-4155, or send a written request to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Meeting?

A:	The Company intends to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Meeting. All reports the Company files with the SEC are publicly available when filed

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, Securities Transfer Corporation at (469) 633-0101, or by email at info@stctransfer.com, if you have lost your stock certificate. You may email Securities Transfer Corporation at info@stctransfer.com if you need to change your mailing address.

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer.

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THE MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the Meeting of stockholders to be held on August 15, 2024, or continuation thereof. We began distributing this Proxy Statement, Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials on or about March 16, 2023.

Date, Time and Place

The Meeting of the Company’s stockholders will be held on August 15, 2024, starting at 10:00 a.m., Pacific Time, at 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065.

Matters to be Considered

The purpose of the Meeting is for stockholders of the Company to consider and vote on the following proposals.

Proposal No. 1 The Election of Directors	To elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of SRCO Professional Corporation as the Company’s independent registered public accounting firm for the year ending March 31, 2025.

Proposal No. 3 Approval of the Nasdaq Proposal	To approve the issuance of up to $6,600,000 of the Company’s common stock upon the conversion of Series B Convertible Preferred Stock issued in a private placement pursuant to Rule 506(c) of the Securities Act, without giving effect to Nasdaq’s 20% Rule

Record Date; Shares Outstanding and Entitled to Vote

The close of business on July 15, 2024, has been fixed as the Record Date for determining those Company stockholders entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date for the Meeting, there were 22,021,129 shares of the Company’s common stock, held by 145 holders of record. Each share of the Company’s common stock entitles its holder to one vote at the Meeting on all matters properly presented at the Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist at the Meeting if shares having a majority of the votes entitled to be cast are represented in person or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes do not count for voting purposes, but are considered “present” at the meeting for purposes of determining whether a quorum exists.

Vote Required

Approval of the Nasdaq Proposal and the ratification of our independent registered public accounting firm each requires the affirmative vote of a majority of the shares present in person or by proxy, provided a quorum is present. The election of each director requires plurality of votes casted, provided a quorum is present. However, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy.

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An abstention is effectively treated as a vote cast against the Nasdaq Proposal, and the ratification of our independent registered public accounting firm will have no impact on the election of directors. Failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such meeting. Broker non-votes will have no effect on the outcome of the votes for all proposals except for the ratification of the appointment of our independent registered public accounting firm, for which we do not expect any broker non-votes.

Recommendations of our Board of Directors

The Board of Directors also recommends that you vote “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Common Stock Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers held an aggregate of approximately [   ]% of the shares of the Company’s common stock entitled to vote at the Meeting.

How to Vote Your Shares

Stockholders of record may submit a proxy via the Internet, by telephone or by mail, or they may vote by attending the Meeting and voting in person.

●	Submitting a Proxy via the Internet: You may vote by proxy via the Internet by following the instructions provided in the notice.

●	Submitting a Proxy by Telephone: If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

●	Submitting a Proxy by Mail: If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

●	Attending the Meeting: If you are a stockholder of record, you may attend the Meeting and vote in person. In order to enter the Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the stockholder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Meeting, you must request a legal proxy from the broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Meeting.

How to Change Your Vote

If you are the stockholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Meeting by:

●	sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer;

●	submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Meeting; or

●	attending the Meeting and voting in person.

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If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:

●	submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee; or

●	attending the Meeting and voting in person, if you have obtained a valid proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares.

Attendance at the Meeting will not, in and of itself, constitute revocation of a proxy. See the section entitled “—How to Vote Your Shares” above for information regarding certain voting deadlines.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Meeting as specified in such proxies. If you provide specific voting instructions, your shares of the Company’s common stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Proxies solicited may be voted only at the Meeting and any postponement of the Meeting and will not be used for any other meeting.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Four directors are to be elected at the Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Waqaas Al-Siddiq	39	President, Chief Executive Officer and Chairman of the Board of Directors	July 2014
David A. Rosa	59	Director	May 2016
Ronald McClurg	65	Director	May 2022
Jainal Bhuiyan	45	Director	Newly Proposed

Required Stockholder Vote and Recommendation of Our Board of Directors

The election of directors requires the plurality of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. For purposes of the Meeting, this means that the number of shares voted “for” a director must exceed the number of votes “withheld” against such director. However, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the vote on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed SRCO Professional Corporation as our independent registered public accounting firm for the fiscal year 2025 and has further directed that the selection of SRCO Professional Corporation be submitted to a vote of the Company’s stockholders at the Meeting for ratification.

As described below, the stockholder vote is not binding on the Board of Directors. If the appointment of SRCO Professional Corporation is not ratified, the Board of Directors will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of SRCO Professional Corporation is ratified, the Board of Directors may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of SRCO Professional Corporation are not expected to attend the Meeting.

Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered for the years ended March 31, 2024 and March 31, 2023March 31, 2024, are set forth in the table below:

Fee Category	2024	2023
Audit Fees (1)	$155,377	$145,733
Audit-Related Fees (2)
Tax Fees
All Other Fees
Total Fees	$155,377	$145,733

(1)	Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

(2)	Audit-related fees consists of fees for professional services rendered in connection with the Company’s registration statements and offerings.

The Board’s Pre-Approval Practice

In its capacity, the Board pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board will annually approve the scope and fee estimates for the year-end audit to be performed by the Company’s independent auditors for the fiscal year. With respect to other permitted services, the Board pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual project and annual maximums. To date, the Company has not engaged its auditors to perform any non-audit related services.

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Audit Committee

The Audit Committee, among other things, is responsible for:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that Chester White meets the qualifications of an Audit Committee financial expert. The Audit Committee consists of David A. Rosa, Ronald McClurg and Chester White. Chester White is the chairman of the Audit Committee. Patricia Kennedy and Norman Betts were each a member of the Audit Committee until their resignations from the Board in August 2022. During the fiscal year ended March 31, 2024, the Audit Committee met 4 times.

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024 for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with SRCO Professional Corporation maintaining its independence.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 2.

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AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended March 31, 2024, which were audited by SRCO Professional Corporation, our independent registered public accounting firm. The Board of Directors discussed with SRCO Professional Corporation the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended March 31, 2024, were compatible with maintaining SRCO Professional Corporation’s independence.

The Board of Directors has selected SRCO Professional Corporation as our independent auditor for 2025.

Respectfully submitted by the Audit Committee,

David A. Rosa, Chester White and Ronald McClurg

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PROPOSAL NO. 3 – TO APPROVE THE

ISSUANCE OF UP TO $6,600,000 OF THE COMPANY’S COMMON STOCK UPON

THE CONVERSION OF SERIES B CONVERTIBLE PREFERRED STOCK ISSUED IN A PRIVATE

PLACEMENT, WITHOUT GIVING EFFECT TO NASDAQ’S 19.99% EXCHANGE CAP.

Proposal

We are seeking stockholder approval under this Proposal to the consummation of the Transactions, and in particular to the potential issuance of shares of common stock under the terms of the Agreement, totaling 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance of the Series B Preferred Stock, in order to comply with Nasdaq Listing Rule 5635(d).

Background

Beginning in September 2023, we have entered or intend to enter into subscription agreements (the “Agreements”) with certain accredited investors (the “Purchasers”), as defined by Rule 501 under the Securities Act, pursuant to which we agreed to issue and sell to the Purchasers and the Purchasers agreed to purchase from us Series B Convertible Preferred Stock, $0.001 par value (the “Series B Preferred Stock”) for an aggregate purchase price of up to $6,600,000, in a private placement (the “Private Placement”). The issuance of the Series B Preferred Stock and related shares of common stock issuable upon the conversion of the Series B Preferred Stock are intended to be exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506(c) of Regulation D (“Regulation D”). The Agreement includes customary representations and warranties made by each of the Purchasers and us.

Series B Preferred Stock

Pursuant to the certificate of designations of Series B Convertible Preferred Stock (the “Certificate of Designations”) filed with the Nevada Secretary of State, 600 shares of the Company’s shares of preferred stock have been designated as Series B Convertible Preferred Stock. Each share of Series B Preferred Stock has a stated value of $10,000 per share (the “Stated Value”).

The Series B Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the holders of the majority of the outstanding shares of Series B Preferred Stock consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series B Preferred Stock.

Holders of Series B Preferred Stock will be entitled to receive cumulative dividends (“Dividends”), in shares of the Company’s common stock or cash on the stated value at an annual rate of 8% (which will increase to 15% if a Triggering Event (as defined in the Certificate of Designations)) occurs. Dividends will be payable upon conversion of the Series B Preferred Stock, upon any redemption, or upon any required payment upon any Bankruptcy Triggering Event (as defined in the Certificate of Designations).

Holders of Series B Preferred Stock will be entitled to convert shares of Series B Preferred Stock into a number of shares of common stock determined by dividing the Stated Value (plus any accrued but unpaid dividends and other amounts due) by the conversion price. The initial conversion price is $3.50, subject to adjustment in the event of a subdivision or combination of the Company’s common stock, the Company’s issuance or sale or securities that are convertible or exchangeable into shares of common stock at a price which varies or may vary with the market price of the common stock, or the Company issues or sells common stock at a price lower than the then-effective conversion price. Holders may not convert the Series B Preferred Stock to common stock to the extent such conversion would cause such holder’s beneficial ownership of common stock to exceed 4.99% (or, at the option of the Investor 9.99%) of the outstanding common stock. In addition, the Company will not issue shares of common stock upon conversion of the Series B Preferred Stock in an amount exceeding 19.9% of the outstanding common stock as of the initial date issuance of Series B Preferred Stock (the “Initial Issuance Date”) unless the Company receives shareholder approval for such issuances.

Holders may elect to convert shares of Series B Preferred Stock to common stock at an alternate conversion price (the “Alternate Conversion Price”) equal to 80% (or 70% if the Company’s common stock is suspended from trading on or delisted from a principal trading market or if the Company has effected a reverse split of the common stock) of the lowest daily volume weighed average price of the common stock during the Alternate Conversion Measuring Period (as defined in the Certificate of Designations). In the event the Company receives a conversion notice that elects an alternate conversion price, the Company may, at its option, elect to satisfy its obligation under such conversion with payment in cash in an amount equal to 110% of the conversion amount.

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The Series B Preferred Stock will automatically convert to common stock upon the 24-month anniversary of the Initial Issuance Date of the Series B Preferred Stock.

At any time after the earlier of a holder’s receipt of a Triggering Event notice and such holder becoming aware of a Triggering Event and ending on the 20th trading day after the later of (x) the date such Triggering Event is cured and (y) such holder’s receipt of a Triggering Event notice, such holder may require the Company to redeem such holder’s shares of Series B Preferred Stock. Upon any Bankruptcy Triggering Event (as defined in the Certificate of Designations), the Company will be required to immediately redeem all of the outstanding shares of Series B Preferred Stock. The Company will have the right at any time to redeem all or any portion of the Series B Preferred Stock then outstanding at a price equal to 110% of the Stated Value plus any accrued but unpaid dividends and other amounts due.

Holders of the Series B Preferred Stock will have the right to vote on an as-converted basis with the common stock (which shall not be calculated at the Alternate Conversion Price), subject to the beneficial ownership limitation set forth in the Certificate of Designations.

Voting Agreement

In connection with the Purchase Agreement, the Company and certain of the Company’s stockholders entered into a voting agreement, agreeing to vote their shares of the Company that are entitled to vote at a meeting of the Company’s stockholders, or to sign an action by written consent of the Company’s stockholders, in favor of Stockholder Approval and against any proposal or other corporate action that would result in a breach of the Purchase Agreement and any transaction document entered in connection therewith.

Why We Need Stockholder Approval

Our common stock is currently listed on the Nasdaq Capital Market and trades under the ticker symbol “BTCY”. As such, we are subject to Nasdaq Marketplace Rules. We are seeking stockholder approval in part in order to comply with Nasdaq Listing Rule 5635(d), which requires stockholder approval for a transaction by us, other than a public offering (as defined in Nasdaq rules), involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or Substantial Shareholders (as defined in Nasdaq rules) of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the Minimum Price.

See the section entitled “—STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BIOTRICITY INC” for additional information related to our shares outstanding.

Because the various conversion prices of the Series B Preferred Stock are based on the market price or offering price of our common stock (and may be below the Minimum Price), it is not possible to calculate the maximum number of shares of our common stock that may be issued upon conversion in full of the Series B Preferred Stock. In addition, we generally have no control over whether the Purchasers will convert the Series B Preferred Stock. The number of shares of common stock that may be so issued may exceed 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance of the Series B Preferred Stock.

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Effect of Issuance of Additional Securities

Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers convert the Series B Preferred Stock. Further, because of the possibility that the Series B Preferred Stock conversion prices are not fixed, stockholders may experience an even greater dilutive effect. The exact magnitude of the dilutive effect cannot be conclusively determined, but the dilutive effect may be material to our current stockholders. Additionally, the issuance and subsequent resale of shares sold may cause the market price of our common stock to decline.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) to allow for the full issuance and exercise of shares of common stock issued to the Purchasers would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, if the Series B Preferred Stock are converted, our current stockholders will own a smaller percentage of outstanding shares of our common stock.

The issuance of securities in the Private Placement, may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of our common stock issued to the Purchasers upon conversion of the Series B Preferred Stock s could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon conversion of the Series B Preferred Stock may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

In addition, to the extent that the Purchasers or we convert the Series B Preferred Stock, the Purchasers by exercising their voting rights could significantly influence future Company decisions. As a result, the Purchasers will be able to exercise significant influence over matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. This concentration of ownership may make it more difficult for other stockholders to effect substantial changes in the Company. Further, the possibility that the Purchasers may sell all or a large portion of their common stock in a short period of time could adversely affect the trading price of our common stock. The interests of these Purchasers may not be in the best interests of all stockholders.

Required Stockholder Vote and Recommendation of Our Board of Directors

The Nasdaq Proposal requires the affirmative vote of a majority of the shares of our common stock present and in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 3.

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PROPOSAL NO. 4 – ADJOURNMENT PROPOSAL

Proposal

The Company is asking you to approve a proposal to adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Equity Plan Proposal or the other proposals being considered at the Meeting.

If the Company’s stockholders approve the Adjournment Proposal, it could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Equity Plan Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the Equity Plan Proposal or any of the other proposals such that the Equity Plan Proposal or such other proposal would be defeated, we could adjourn the Meeting without a vote on the Equity Plan Proposal or such other proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Equity Plan Proposal or such other proposal.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against the Adjournment Proposal. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE ADJOURNMENT PROPOSAL.

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DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of March 31, 2024, together with an overview of their professional experience and expertise.

Name	Age	Position
Waqaas Al-Siddiq	39	President, Chief Executive Officer and Chairman of the Board of Directors
David A. Rosa	59	Director
Ronald McClurg	65	Director
Chester White	59	Director
John Ayanoglou	58	Chief Financial Officer

Waqaas Al-Siddiq: President, Chief Executive Officer and Chairman of the Board of Directors. Waqaas Al-Siddiq is the founder of iMedical and has been its Chairman and Chief Executive Officer since inception in July 2014. Prior to that, from July 2010 through July 2014, he was the Chief Technology Officer of Sensor Mobility Inc., a Canadian private company engaged in research and development activities within the remote monitoring segment of preventative care and that was acquired by iMedical in August 2014. Mr. Al-Siddiq also provided consulting services with respect to technology strategy during this time. Mr. Al-Siddiq serves as a member of the Board of Directors as he is the founder of iMedical and his current executive position with the Company. We also believe that Mr. Al-Siddiq is qualified due to his experience as an entrepreneur and raising capital.

David Rosa: Director. Mr. Rosa has been a director of the Company since May 3, 2016. In addition, he is a director and Chairman of the board for Neuro Event Labs, a privately held company based in Finland that is developing a diagnostic epilepsy video technology. He currently also serves as the CEO and President of NeuroOne, a medical technology company, having served in various capacities since October 2016. He was the CEO and President of Sunshine Heart, a publicly-held early-stage medical device company, from October 2009 through November 2015. From 2008 to November 2009, Mr. Rosa served as CEO of Milksmart, a company that specializes in medical devices for animals. From 2004 to 2008, Mr. Rosa served as the Vice President of Global Marketing for Cardiac Surgery and Cardiology at St. Jude Medical. He is a member of the Board of Directors of QXMedical, a Montreal-based medical device company, and other privately-held companies. We believe Mr. Rosa is qualified to serve as a director due to his senior leadership experience in the medical device industry, and his expertise in market development, clinical affairs, commercialization and public and private financing as well as his strong technical, strategic and global operating experience.

Ronald McClurg: Director. Mr. McClurg has served as Chief Financial Officer of NeuroOne Medical Technologies Corp. since 2021. He is a senior financial executive with experience leading the finance, administrative and IT functions in private and public companies. From 2003 to 2019, Mr. McClurg was the Vice President, Finance & Administration and Chief Financial Officer for Incisive Surgical, Inc. Prior to 2002, Mr. McClurg serviced as Chief Financial Officer of several publicly-held companies. We believe that Mr. McClurg is qualified to serve as a director due to his extensive background in corporate finance.

Chester White: Director. Mr. White has 35 years investment management and financial advisory experience investing in and advising emerging growth technology companies in the technology segments including AI, Robotics, Genetics, Mobility, FinTech, MedTech, GreenTech, Internet/Cloud and EnablingTech. He is recognized as one of the top Wallstreet analysts covering the Internet and Cloud segment speaking at industry forums and public venues such as CNBC and CNN. From 1986 to 1996 he served as a VP of Investment at Paine Webber (acquired by UBS) and Dean Witter (acquire by Morgan Stanley). He began his institutional investment career as a sell side analyst in 1996 at LH Friend and SVP of emerging technology equity research at Wells Fargo. He went on to become an MD of Technology Investment Banking at MCF & Co. and Managing Director of Griffin Partners LLC. In 2014 he founded Helios Alpha Fund, LP, an emerging growth technology hedge fund focused on sustainability and innovation. Chet has an MBA from University of Southern California; B.S. in Finance, University of Maryland, Stanford / Coursera Machine Learning, Member of SF CFA Society.

John Ayanoglou: Chief Financial Officer. Mr. Ayanoglou has served as our Chief Financial Officer since 2017 and has served as Chief Financial Officer of four other companies during his career, three of which were publicly-listed. Mr. Ayanoglou currently serves as a director of DX Mortgage Investment Corporation (2019), Green Sky Labs (2020) and Omega Wealthguard (2020). From 2011 to 2017, Mr. Ayanoglou served as Executive Vice President of Build Capital. Prior to this, he served as Chief Financial Officer and Senior Vice President of Equitable Group Inc. (TSX: ETC) and its wholly owned subsidiary, Equitable Bank, Canada’s 9th largest financial institution, during the global banking crisis of 2008 to 2011. Mr. Ayanoglou also served as CFO, Vice President and Corporate Secretary of Xceed Mortgage Corporation (TSX: XMC), from 2004 to 2008. He launched his career in financial services while providing advisory services to clients at PricewaterhousCoopers LLP and working for Scotiabank and TD Bank. He is a chartered accountant and a member of CPA Canada. He received his ICD.D designation from the Institute of Corporate Directors at the Rotman School of Business.

This is the newly proposed Director and an overview of professional experience and expertise:

Jainal Bhuiyan: Proposed Director. Mr. Bhuiyan serves as Senior Managing Director at Paulson Investment Corporation. He brings deep healthcare and value investing experience. He was formerly a partner at HRA Capital, a healthcare merchant investment bank. He is currently Chairman of the Board of FundRx, a healthcare venture investment platform. Prior to joining HRA Capital, he was a Senior Vice President of healthcare investment banking at Rodman & Renshaw, where he was also Head of Healthcare Equity Capital Markets. Early in his career, he worked as a Senior Analyst at Provident Healthcare Partners, a Boston-based boutique M&A shop focused on healthcare services. Prior to Provident he worked as a Management Analyst with BearingPoint, consulting to the Department of Defense. Mr. Bhuiyan has a Bachelor of Science degree from Cornell University’s Charles H. Dyson School of Applied Economics and Management.

There are no family relationships among any of our current officers and directors.

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CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of our Board of Directors, which as of the Record Date was comprised of Mr. Al-Siddiq, Mr. Rosa, Mr. McClurg and Mr. White.

Code of Ethics

We adopted a Code of Business Conduct and Ethics as of April 12, 2016, that applies to, among other persons, our principal executive officers, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our Code of Business Conduct and Ethics is available on our website www.biotricity.com.

Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

The Company’s Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below.

Audit Committee

The Audit Committee, among other things, is responsible for:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

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●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that Ronald McClurg meets the qualifications of an Audit Committee financial expert. The Audit Committee consists of Ronald McClurg, David A. Rosa and Chester White. Ronald McClurg is the chairman of the Audit Committee. Norman Betts was the chairman of the Audit Committee until his resignation from the Board in August 2022. During the fiscal year ended March 31, 2024, the Audit Committee met [  ] times.

Compensation Committee

The functions of the compensation committee include:

●	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

●	reviewing and recommending that our Board approve the compensation of our directors;

●	reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

●	administering our stock and equity incentive plans;

●	selecting independent compensation consultants and assessing conflict of interest compensation advisers;

●	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and;

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of David Rosa. Dave Rosa is the chairman of the Compensation Committee. During the fiscal year ended March 31, 2024, the Compensation Committee met 2 times.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	identifying and screening individuals qualified to become members of the Board, consistent with the criteria approved by the Board;

●	making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the special meeting of stockholders;

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, to review these principles at least once a year and to recommend any changes to the Board;

●	overseeing the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its certificate of incorporation and by-laws; and

●	developing subject to approval by the Board, a process for an annual evaluation of the Board and its committees and to oversee the conduct of this annual evaluation.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of David Rosa, with Mr. Rosa serving as chairman. During the fiscal year ended March 31, 2024, the Nominating and Corporate Governance Committee met 2 times.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2024 were complied with by each person who at any time during the 2024 fiscal year was a director or an executive officer or held more than 10% of our common stock, except John Ayanoglou has filed a Form 4 report late related to the granting of warrants granted on various dates pursuant to the Company’s agreement to compensate him.

Board Diversity

The table below provides certain highlights of the diversity characteristics of our directors:

Board Diversity Matrix (As of July [ ], 2024)
Total Number of Directors - 4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		4

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table set forth certain information as to the compensation paid to the executive officers of the Company and iMedical, its predecessor, for the fiscal years ended March 31, 2024 and March 31, 2023.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option/Warrant Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Waqaas Al-Siddiq	2024	$480,000	$240,000		$522,153		$12,000	$1,254,153
Chief Executive Officer	2023	$480,000	$240,000		$428,757		$12,000	$1,160,757

John Ayanoglou	2024	$300,000	$250,000		$-		$12,000	$562,000
Chief Financial Officer	2023	$293,750	$-		$232,537		$12,000	$538,287

(1)	Amounts shown as option awards for Mr. Ayanoglou were granted as warrants, while he was not a member of the Company’s options program.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Waqaas Al-Siddiq

We entered into an employment agreement with Mr. Al-Siddiq dated as of April 10, 2020. Pursuant to the Employment Agreement, Mr. Al-Siddiq (“Executive”) will continue to serve as the Corporation’s Chief Executive Officer. The term of the Employment Agreement is for 12 months unless it is earlier terminated pursuant to its terms and it shall be automatically renewed for successive one year periods until the Executive or the Company delivers to the other party a written notice of their intent not to renew the employment term at least 30 days prior to the expiration of the then effective employment term. During the term of the Employment Agreement, Executive salary was initially $390,000, subject to any increase approved by the Company’s board. For the year ended March 31, 2024, Mr. Al-Sidddiq’s salary was $480,000 per annum. Under the Employment Agreement, the Executive is eligible to earn a cash and/or equity bonus of up to 50% of his then annual salary. In the event that the Executive is terminated without just cause or terminates for good reason (as these terms are defined in the Employment Agreement), the Executive will be entitled to a severance payment equal to 12 months of salary paid on a monthly basis and accrued but unused vacation. Mr. Al-Siddiq is also compensated through period, approved option grants.

This summary is qualified in all respects by the actual terms of the employment agreement, which was filed as Exhibit 10.1 to our current report on Form 8-K on April 13, 2020

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John Ayanoglou

In connection with Mr. Ayanoglou’s official appointment as Chief Financial Officer effective as of October 27, 2017, the Company agreed to pay Mr. Ayanoglou an initial base salary of $200,000, subject to approved increases and an approved cash or equity bonus. Mr. Ayanoglou’s base salary for calendar 2024 and 2023 was set at $300,000. In addition, the Company agreed to grant Mr. Ayanoglou warrants to purchase 200,000 shares (33,333 shares on a post-reverse split basis) of the Company’s common stock, during each year of his tenure, granted in equal quarterly installments starting with the first fiscal quarter of employment. The warrants vest monthly on a pro-rata basis over a period of 12 months, with the same 10-year term and the same rights and protections as executive options otherwise awarded under the Company’s 2016 Equity Incentive Plan.

Pay Versus Performance Information

The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation of our other named executive officers, or “NEOs,” for each of the fiscal years ending March 31, 2024 and 2023 as such compensation relates to our financial performance for each such fiscal  year.

Year	Summary Compensation table for PEO (1)	Compensation Actually Paid to PEO(1)(2)(3)	Summary Compensation Table Total for Non-PEO NEO	Compensation Actually Paid to Non-PEO NEO(1)(2)(4)	Total Shareholder Return Based On Value of Initial Fixed $100 Investment (5)	Net Income
2024	1,254,153	732,000	562,000	562,000	-34.80	(14,743,785)
2023	1,160,757	1,196,297	538,287	538,287	-79.52	(18,917,824)

* Not required for smaller reporting companies

(1) For each of 2024 and 2023, the PEO is Waqaas Al-Siddiq, Chief Executive Officer, and the non-PEO NEOs is John Ayanoglou, Chief Financial Officer.

(2) We do not have a pension plan; therefore, an adjustment to the Summary Compensation Table (SCT) totals related to pension value for any of the years in this table is not needed.

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(3) To calculate Compensation Actually Paid (CAP) for the PEO, adjustments were made to SCT total compensation, calculated in accordance with the SEC methodology for determining CAP for each year. Adjustments to CAP of $(522,153) and $35,540 for the years 2024 and 2023, respectively, consisted of the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year and the fair value as of the vesting date for awards that are granted and vest in the same year.

(4) To calculate Compensation Actually Paid (CAP) for the non-PEO NEO’s, adjustments were made to SCT total compensation, calculated in accordance with the SEC methodology for determining CAP for each year. Adjustments to CAP amounted to $0 for the years 2024, and 2023, respectively.

(5) Total Shareholder Return assumes $100 was invested on March 31, 2022.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about the number of outstanding equity awards held by our named executive officers at March 31, 2024.

	Option awards(1)					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested as of 12/31/15 ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Waqaas Al-Siddiq	850,019	83,352	-	$ 4.86 to $13.2	July 2026 to March 2033	-	-	-	-

John Ayanoglou	236,216	-	-	$ 2.69 to $14.40	December 2028 to December 2032	-	-	-	-

(1)	Amounts shown as option awards for Mr. Ayanoglou were granted as warrants, having the same expiration term and rights that are the same or similar to other executive options, while he was not a member of the Company’s options program.

DIRECTOR COMPENSATION

The following table sets forth a summary of the compensation for our non-employee directors during the fiscal years ended March 31, 2024 and March 31, 2023.

Name	Year	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Ronald McClurg	2024		$16,000	-	16,617	-	-	-	$32,617
	2023		$14,667	-	-	-	-	-	$14,667

David A. Rosa	2024		$60,000			-		-	$60,000
	2023		$58,000			-		-	$58,000

Chester White (2)	2024	$		-	-	-	-	-	$-
	2023	$		-	-	-	-	-	$-

Steve Salmon (3)	2024	$		-	-	-	-	-	$-
	2023		$2,000	-	-	-	-	-	$2,000

Dr. Norman M. Betts (4)	2024	$			-	-	-	-	$-
	2023		$2,000		-	-	-	-	$2,000

Patricia Kennedy (5)	2024		$-	-	-	-	-	-	$-
	2023		$14,000	-	-	-	-	-	$14,000

(1)	Mr. McClurg was appointed to the board on May 2, 2022.
(2)	Mr. White was appointed to the board on August 11, 2022.
(3)	Mr. Salmon resigned from the board on May 2, 2022.
(4)	Mr. Betts resigned from the board on August 4, 2022.
(5)	Ms. Kennedy resigned from the board on August 4, 2022.

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TRANSACTIONS WITH RELATED PERSONS

None.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BIOTRICITY INC.

The following table shows the beneficial ownership of our common stock as of June 7, 2024, held by (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) each director; (iii) each executive officer; and (iv) all directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable or which may become exercisable within 60 days of June 7, 2024 are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

The following table assumes 22,432,537 shares are outstanding as of July 22, 2024, consisting of 22,271,865 shares of common stock and 160,672 Exchangeable Share common stock equivalents. The percentages below assume the exchange by all of the holders of Exchangeable Shares of iMedical for an equal number of shares of our common stock in accordance with the terms of the Exchangeable Shares. Unless otherwise indicated, the address of each beneficial holder of our common stock is our corporate address.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
Waqaas Al-Siddiq (1)	1,642,355	6.92%
John Ayanoglou (2)	273,161	1.15%
David A. Rosa (2)	298,188	1.26%
Chester White (2)	149,197	*
Ronald McClurg (2)	35,305	*
Mohamed Abdi	1,790,434	7.54%
Mohammad Siddiqui	1.898.159	8.00%
Rizwana Siddiqui	1,790,434	7.54%
Sohaira Siddiqui	1.916.910	8.08%
Rizwan Rahman	1,790,434	7.54%

All directors and executive officers as a group	2,398,206	10.10%

* Less than 1%

(1)	Includes an option to purchase an aggregate of 859,965 of the Company’s shares.

(2)	Includes options and warrants that were granted during 2017 to 2023, that are exercisable within 60 days of July 22, 2024.

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HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (800) 590-4155, or send a written request to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

The Company’s bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of the annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2025 must have been received by the Company no later than November 8, 2024. If the date of the 2025 annual meeting is moved by more than 30 days before or after the anniversary date of the Meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials for the 2025 annual meeting is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Exchange Act.

Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the 2025 annual meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

A copy of the full text of the Company’s Bylaws may be obtained upon written request to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer.

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OTHER MATTERS

The Board of Directors knows of no other matter before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Biotricity Inc., 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, Attention: Chief Executive Officer, the Company will provide without charge to each person requesting a copy of the Company’s 2024 Annual Report, including financial statements filed therewith. The Company will furnish a requesting Stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement as well as the Company’s 2024 Annual Report, are available on the Company’s website at https://www.biotricity.com/.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
President, Chief Executive Officer and Chairman of the Board of Directors

If you would like to request documents from the Company, please do so by August 4, 2024 to receive them before the Meeting. If you request any documents from the Company, the Company will provide them, without charge, by first class mail or equally prompt means, within one business day of receipt of such request (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates). A list of stockholders will be available for inspection by stockholders of record during business hours at the Company’s corporate headquarters at 203 Redwood Shores Parkway, Suite 600, Redwood City, California 94065, for five business days prior to the Meeting and will also be available for review at the Meeting.

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